CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the Chief Financial Officer of The Japan Fund, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended March 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. Such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:  June 5, 2007

                                                   /s/ Michael Lawson
                                                   -----------------------------
                                                   Michael Lawson
                                                   Controller, Treasurer
                                                   and Chief Financial Officer